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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 22, 2005
                        (Date of earliest event reported)


                          U.S. CANADIAN MINERALS, INC.
               (Exact Name of Registrant as Specified in Charter)


             Nevada                     0-25523               33-0843633
 (State or Other Jurisdiction    (Commission File No.)       (IRS Employer
       of Incorporation)                                  Identification No.)

               4955 S. Durango Suite 216, Las Vegas, Nevada 89113
                    (Address of Principal Executive Offices)

                                 (702) 433-8223
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This amendment to the Current Report on Form 8-K filed by the registrant on
March 1, 2005 and as amended on March 25, 2005 is solely for the purpose of filing the letter from Child, Sullivan & Company, PC, which sets forth whether it agrees with the statements made by the registrant in said report as so amended. The registrant first received this letter on May 10, 2005.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

     16     Letter of Child, Sullivan & Company, PC


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          U.S. CANADIAN MINERALS, INC.



                                          By: /s/ John Woodward
                                              ----------------------------------
                                              Name:   John Woodward
                                              Title:  President



Date: May 10, 2005